UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2012

GREEN ENVIROTECH HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54395	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 692

Riverbank, CA 95367

 (Address of principal executive offices) (zip code)

(209) 881-3523

 (Registrant's telephone number, including area code)

(Former name, if changed since last report)

  Copies to:

Andrea Cataneo, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

N/A

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

£ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

£ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

£ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

£ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On September 25, 2012, Green EnviroTech Holdings Corp. (the “Company”) issued 20,000,000 shares of common stock to Gary DeLaurentiis, the Company’s chief executive officer, in exchange for the cancellation of $240,000 in accrued salary owed to Mr. DeLaurentiis.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Dated: September 25, 2012	By:	/s/ Gary DeLaurentiis
Name: Gary DeLaurentiis Title: Chief Executive Officer

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